united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 3/31

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2018

1-866-209-1964
www.tebergfund.com

Distributed by Northern Lights Distributors, LLC
Member FINRA/SIPC

Dear fellow shareholder,

Another strong period . . .

The Teberg Fund gained 7.10% for the six-month period from April 1, 2018 through September 30, 2018, which is covered in this report. This is the second best return achieved in a semi-annual reporting period in the past 10 years. It unseated last year’s six-month return of 6.47%, which held the number-two spot at that time. The top six-month return of 35.11% was achieved from April 1, 2009 to September 30, 2009 when the market skyrocketed after the 2008 financial crisis.

The Fund’s share price rose $0.78 cents, from $11.13 on the first trading day of the period to $11.92 on the last.

The major stock market indexes had even stronger growth during the period. The Dow Jones Industrial Average (Dow) rose 11.02%, and the S&P 500R Index (S&P), the Fund’s benchmark, climbed even higher with 11.41% growth.

Sharp twists and turns . . .

Right out of the gate, the market made it clear this could be an exciting period (or nauseating, if like me you prefer the relative calm and steadier growth of the recent past).

The Dow dropped more than 750 points during the first trading day of the period (Monday, April 2, 2018) but recovered somewhat before the close and ended down approximately 450 points. The Dow took another dive of 570 points on Friday that week but changed direction the next week and rose nearly 430 points on April 10, only to drop almost 220 points the next day.

This whipsaw action continued throughout much of the period, with the Dow bouncing from a low of 23,644 at the close of the first trading day, up and down to a high of 26,743 on September 21.

What seemed to characterize this period was that the same factors appeared to be behind both negative and positive market movements. First would come the worrisome news about potential threats, such as trade wars sparked by tariffs, threatened bombing of Syria, risks to tech stocks from new regulation and a political crisis in Italy. Then there would be news that calmed fears about these potential dangers, and the market would quickly rebound, if only temporarily. There were even times when the market seemed to react more than once to the same negatives until fears were dispelled and the market rose again.

The worry that inflation would cause the Federal Reserve to hike interest rates was at least one of the factors that consistently created tension during the period, although the June 14 and September 27 rate increases didn’t seem to immediately impact the market.

If it seems there was quicker reaction time to news about the market during the period, consider that the source was often tweeting, sometimes directly from the White House. If the market seemed more predictable in a bygone era, just think how long it took for the day’s events to wind up on the evening news or tomorrow’s newspaper compared to today’s 24/7 information overload.

When the dust settled after all the turmoil, the Dow closed on the last trading day of September at 26,458, just 285 or so points lower than the September 21 period high.

The Teberg Fund’s Scorecard . . .

Once again, we’re in the position of explaining why a return we consider very respectable compares unfavorably with the higher returns of the indexes. It’s clearly a sign of these unusual times that the Fund’s 7.01% return for the period was noticeably lower than the double-digit returns of the Dow and S&P.

On the plus side, the Fund’s portfolio remained nearly fully invested for the entire period with the greatest percentage in exchange-traded funds (ETFs). These positions included ETFs representing nearly equal weightings in the major indexes, including not only the Dow and S&P but also the NASDAQ Composite Index. There were also positions designed to track small- and mid-cap indexes. Rounding out the ETF portfolio were financial, semiconductor and technology holdings. All increased in value during the period, but the leaders were the ETFs tracking the NASDAQ, Russell 2000, and the S&P 500 and Small Cap indexes, due of course to the strong performance of each.

The value of the high-yield bond holdings increased modestly during the period, but certainly didn’t match the growth of the ETFs. This attributed to the lag in the Fund’s performance compared to the growth of the indexes.

Another drain on the Fund’s return was holding a slightly larger cash position after the sale of a technology ETF in August to lock in profit. The proceeds remained in cash throughout the rest of the period with nominal earnings.

Looking ahead . . .

By the time this reaches you, the midterm election will be over and we’ll know how the market reacted to the outcome. Regardless, we’ll probably welcome the break from another season of overheated campaigning, which could have benefitted from a big dose of Minnesota nice, although it got testy here too.

Best wishes for a holiday season filled with family, friends, good health and good times,

Curtis A. Teberg

Portfolio Manager

The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 index is an index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

This report must be preceded or accompanied by a prospectus.

The Teberg Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

9028-NLD-11/7/2018

The Teberg Fund

Portfolio Review

September 30, 2018 (Unaudited)

The Fund’s performance figures for the periods ended September 30, 2018, compared to its benchmarks:

					Since April 1,
			Five Year	Ten Year	2002
	Six Months	One Year	(Annualized)	(Annualized)	(Annualized)*
The Teberg Fund	7.10%	10.77%	6.77%	6.31%	5.02%
S&P 500® Index	11.41%	17.91%	13.95%	11.97%	7.99%
Dow Jones Industrial Average	11.02%	20.76%	14.57%	12.22%	8.52%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s total annual operating expenses are 2.50%, before any fee waivers, per the August 1, 2018 prospectus. Performance data current to the most recent month end may be obtained by calling 1-866-209-1964.

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Investors may not invest in the index directly.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. Investors may not invest in the index directly.

*	The Teberg Fund commenced operations on April 1, 2002.

The Teberg Fund

EXPENSE EXAMPLES

at September 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio During
	Account Value	Account Value	During Period	the Period
	4/1/18	9/30/18	4/1/18 – 9/30/18*	4/1/18 – 9/30/18
Actual	$1,000.00	$1,070.10	$9.08	1.75%

Hypothetical	$1,000.00	$1,016.29	$8.85	1.75%
(5% return before expenses)

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

The Teberg Fund
Allocation of Portfolio Assets
September 30, 2018 (Unaudited)

Money Market Fund - 5.0%
Common Stock - 6.4%
Fixed Income Funds - 21.8%
Equity Fund - 3.3%
Exchange Traded Funds - 63.5%

Percentages represent market value as a percentage of total investments as of September 30, 2018.

Please refer to the Schedule of Investments for a detailed listing of the Fund’s holdings.

The Teberg Fund
Schedule of Investments (Unaudited)
at September 30, 2018

Shares		Fair Value
	COMMON STOCK - 6.4%
6	Berkshire Hathaway, Inc. - Class A *	$1,920,000
	TOTAL COMMON STOCK (Cost - $714,296)	1,920,000

	EQUITY FUND - 3.3%
18,554	Fidelity Low-Priced Stock Fund	974,090
	TOTAL EQUITY FUND (Cost - $794,188)	974,090

	EXCHANGE TRADED FUNDS - 63.5%
47,000	Financial Select Sector SPDR Fund	1,296,260
17,400	Invesco QQQ Trust Series 1	3,232,746
23,125	iShares Core S&P Small-Cap ETF	2,017,425
7,850	iShares PHLX Semiconductor ETF	1,452,643
11,600	iShares Russell 2000 ETF	1,955,180
10,700	SPDR Dow Jones Industrial Average ETF Trust	2,829,080
9,300	SPDR S&P 500 ETF Trust	2,703,696
3,160	SPDR S&P MidCap 400 ETF Trust	1,161,174
22,500	VanEck Vectors Semiconductor ETF	2,395,125
	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,009,351)	19,043,329

	FIXED INCOME FUNDS - 21.8%
948,890	Franklin High Income Fund	1,755,447
867,251	Franklin Income Fund	1,994,678
531,592	John Hancock High Yield Fund	1,823,359
108,062	PIMCO High Yield Fund	946,619
	TOTAL FIXED INCOME FUNDS (Cost - $6,726,755)	6,520,103

	MONEY MARKET FUND - 5.0%
1,511,109	Invesco STIT Government Agency Portfolio - Institutional Class, 1.97% +	1,511,109
	TOTAL MONEY MARKET FUNDS (Cost - $1,511,109)	1,511,109

	TOTAL INVESTMENTS (Cost - $23,755,699) - 100.0%	$29,968,631
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%	5,962
	NET ASSETS - 100.0%	$29,974,593

ETF - Exchange Traded Fund

PHLX - Philadelphia Stock Exchange

SPDR - Standard & Poor’s Depositary Receipt

*	Non-income producing security.

+	Money market fund; interest rate reflects 7-day annualized yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements .

The Teberg Fund
Statement of Assets and Liabilities (Unaudited)
at September 30, 2018

ASSETS
Investments in securities, at value
(identified cost $23,755,699)	$29,968,631
Receivables
Dividends and interest	55,448
Prepaid expenses	3,058
Total assets	30,027,137

LIABILITIES
Payables
Due to Advisor	20,181
Audit fees	7,419
Distribution (12b-1) fees payable	6,180
Payable to related parties	4,618
Administration fees	4,197
Legal fees	4,173
Accrued other expenses	5,776
Total liabilities	52,544
NET ASSETS	$29,974,593

Net asset value, offering and redemption price per share
($29,974,593 / 2,515,640 shares outstanding; unlimited number of shares (par value $0.01) authorized)	$11.92

COMPONENT OF NET ASSETS
Paid-in capital	$25,676,743
Accumulated net investment income	256,599
Accumulated net realized loss on investments	(2,171,681)
Net unrealized appreciation on investments	6,212,932
NET ASSETS	$29,974,593

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statement of Operations (Unaudited)
For the Six Months Ended September 30, 2018

INVESTMENT INCOME
Dividends	$317,339
Interest	4,645
Total Income	321,984

Expenses
Advisory fees	185,756
Distribution fees	37,151
Administration fees	19,029
Transfer agent fees	14,514
Fund accounting fees	14,173
Chief Compliance Officer fees	11,010
Legal fees	10,041
Printing fees	8,797
Audit fees	7,771
Trustee fees	7,016
Registration fees	5,014
Custody fees	3,761
Insurance	503
Shareholder service fees	100
Miscellaneous fees	1,254
Total expenses	325,890
Less: Fees waived by the advisor	(65,824)
Net expenses	260,066
Net Investment Income	61,918

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on security transactions	300,092
Capital gain distributions from regulated investment companies	57,311
Net change in unrealized appreciation on investments	1,595,020
Net realized and unrealized gain on investments	1,952,423
Net Increase in Net Assets Resulting from Operations	$2,014,341

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$61,918	$195,203
Net realized gain on security transactions	300,092	1,276,807
Capital gain distributions from regulated investment companies	57,311	62,871
Net change in unrealized appreciation on investments	1,595,020	1,342,495
Net increase in net assets resulting from operations	2,014,341	2,877,376

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(276,220)
Net decrease in net assets resulting from distributions to shareholders	—	(276,220)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,524	304,971
Net asset value of shares reinvested	—	275,989
Payments for shares redeemed	(1,898,997)	(2,830,077)
Net decrease in net assets derived from change in outstanding shares	(1,855,473)	(2,249,117)

Total increase in net assets	158,868	352,039

NET ASSETS
Beginning of period	29,815,725	29,463,686
End of period *	$29,974,593	$29,815,725

* Includes undistributed net investment income of:	$256,599	$194,681

SHARE ACTIVITY
Shares sold	3,821	27,548
Shares reinvested	—	24,620
Shares redeemed	(166,589)	(262,655)
Net decrease in shares	(162,768)	(210,487)

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
FINANCIAL HIGHLIGHTS
The Table below sets forth financial data for one share of beneficial interest throughout each period presented

	Six Months Ended
	September 30, 2018		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015	March 31, 2014
Net asset value, beginning of period	$11.13		$10.20	$9.24	$11.55	$10.91	$10.41
Income from investment operations:
Net investment income/(loss) (1,2)	0.03		0.07	0.11	(0.06)	(0.01)	0.15
Net realized and unrealized gain/(loss) on investments	0.76		0.96	0.85	(1.21)	1.32	0.58
Total from investment operations	0.79		1.03	0.96	(1.27)	1.31	0.73
Less distributions:
From net investment income	—		(0.10)	—	—	(0.03)	(0.23)
From net realized gain	—		—	—	(1.04)	(0.64)	—
Total distributions	—		(0.10)	—	(1.04)	(0.67)	(0.23)
Net asset value, end of period	$11.92		$11.13	$10.20	$9.24	$11.55	$10.91
Total return (3)	7.10	% (4)	10.12%	10.39%	(11.68)%	11.75%	7.03%
Ratios/supplemental data:
Net assets, at end of period (000s)	$29,975		$29,816	$29,464	$30,916	$35,753	$33,182
Ratio of expenses to average net assets (5):
Before expense waiver	2.19	% (6)	2.18%	2.14%	2.08%	2.06%	2.06%
After expense waiver	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income/(loss) to average net assets (1,5):
Before expense waiver	(0.02	)% (6)	0.22%	0.70%	(0.88)%	(0.36)%	1.08%
After expense waiver	0.42	% (6)	0.65%	1.10%	(0.55)%	(0.05)%	1.40%
Portfolio Turnover Rate	1.42	% (4)	41.03%	101.03%	332.00%	362.20%	303.65%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total return assumes reinvestment of all dividends and distributions, if any.

(4)	Not annualized.

(5)	Does not include expenses of investment companies in which the Fund invests.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018

NOTE 1 – ORGANIZATION

The Teberg Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund began operations on April 1, 2002 as a series of the Advisors Series Trust and reorganized into the Trust on December 13, 2013. The investment objective of the Fund is to maximize total return (capital appreciation plus income).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

A.	Security Valuation: Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

B.	Federal Income Taxes: It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018 continued

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2015 to March 31, 2017, or expected to be taken in the Fund’s March 31, 2018 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D.	Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification. Any such reclassifications will have no effect on net assets, results from operations, or net asset value per share of the Fund.

E.	Valuation of Fund of Funds: The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

F.	Expenses: Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

G.	Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018 continued

H.	Exchange-Traded Funds: The Fund may invest in exchange-traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

NOTE 3 – SECURITIES VALUATION

Fair Valuation Process: As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018 continued

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$1,920,000	$—	$—	$1,920,000
Equity Fund	974,090	—	—	974,090
Exchange Traded Funds	19,043,329	—	—	19,043,329
Fixed Income Funds	6,520,103	—	—	6,520,103
Money Market Funds	1,511,109	—	—	1,511,109
Total	$29,968,631	$—	$—	$29,968,631

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Fund’s Schedule of Investments for additional detail.

NOTE 4 – AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
23,754,889	6,421,320	(207,578)	6,213,742

NOTE 5 – INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

First Associated Investment Advisors, Inc. (the “Advisor”) serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the Fund’s investment portfolio. Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended September 30, 2018, the Advisor earned advisory fees of $185,756.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed at least until July 31, 2019, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total operating expenses incurred by the Fund (exclusive of any front-end

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018 continued

contingent or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.75% of the Fund’s daily average net assets (the “expense limitation”). For the six months ended September 30, 2018, the Advisor waived $65,824 in fees under the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the lessor of the expense limitation then in place or in place at time of waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Fund’s operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of September 30, 2018, the total amount of expense reimbursement subject to recapture amounted to $356,159, of which $110,142 will expire on March 31, 2019, $116,517 will expire on March 31, 2020 and $129,500 will expire on March 31, 2021.

Distributor – The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $37,151 in distribution fees were incurred during the six months ended September 30, 2018.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended September 30, 2018, amounted to $2,380,665 and $410,916, respectively.

The Teberg Fund
Notes to Financial Statements (Unaudited)
at September 30, 2018 continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions for the year ended March 31, 2018 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2018	March 31, 2017
Ordinary Income	$276,220	$—
	$276,220	$—

There were no distributions for the year ended March 31, 2017.

As of March 31, 2018, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$194,681	$—	$—	$(2,529,026)	$—	$4,617,854	$2,283,509

The difference between book basis and tax basis unrealized appreciation and accumulated net realized losses from security transactions is primarily attributable to the tax deferral of losses on wash sales.

At March 31, 2018, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
CLCF Utilized	Short-Term	Long-Term	Total
$1,339,736	$2,529,026	$—	$2,529,026

NOTE 8 – NEW ACCOUNT PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018.

NOTE 9 – SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share.
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For nonaffiliates to market to you	No	We don’t share.

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-209-1964 or by referring to the Securites and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-209-1964.

INVESTMENT ADVISOR
First Associated Investment Advisors, Inc.
5161 Miller Trunk Highway
Duluth, Minnesota 55811

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/4/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/4/18

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/4/18